Aegis Value Fund
Schedule of Portfolio Investments
March 31, 2020 (Unaudited)

	Country	Shares	Value
Common Stocks - 79.4%
Communication Services - 7.2%
Diversified Telecommunication Services - 7.2%
Alaska Communications Systems Group, Inc. (1)(3)		2,727,641	$4,746,095
Total Communications Services			4,746,095

Consumer Discretionary - 0.6%
Hotels, Restaurants & Leisure - 0.2%
Luby's, Inc. (1)		205,833	137,908
Textiles, Apparel & Luxury Goods - 0.4%
Delta Apparel, Inc. (1)		23,153	241,023
Total Consumer Discretionary			378,931

Energy - 15.5%
Energy Equipment & Services - 12.1%
Akita Drilling Ltd. - Class A (3)	CAD	3,317,154	1,060,697
Deep Down, Inc. (1)(3)		766,584	375,626
Source Energy Services Ltd. (1)	CAD	2,060,244	153,717
Strad, Inc. (1)(3)	CAD	4,431,248	6,108,592
Wolverine Energy & Infrastructure, Inc. (1)(5)	CAD	970,507	275,849
			7,974,481
Oil, Gas & Consumable Fuels - 3.4%
Bonanza Creek Energy, Inc. (1)		25,191	283,399
Exterran Corp. (1)		188,832	906,394
Penn Virginia Corp. (1)		205,922	636,299
Sundance Energy, Inc. (1)		198,947	451,610
			2,277,702
Total Energy			10,252,183

Financials - 4.8%
Banks - 1.4%
Bank of Cyprus Holdings PLC (1)(4)	EUR	1,315,577	962,207
Insurance - 3.4%
Conifer Holdings, Inc. (1)(3)		740,071	2,220,213
Total Financials			3,182,420

Industrials - 0.5%
Trading Companies & Distributors - 0.5%
Fly Leasing Ltd. - ADR (1)(2)		51,324	361,321
Total Industrials			361,321

Materials - 50.8%
Metals & Mining - 42.9%
Diversified Metals & Mining - 3.4%
Amerigo Resources Ltd. (1)(3)	CAD	13,878,139	1,528,538
Solitario Zinc Corp. (1)		620,433	123,714
Trevali Mining Corp. (1)	CAD	10,174,399	614,527
			2,266,779
Gold, Silver & Precious Metals & Minerals - 32.3%*
Alio Gold, Inc. (1)	CAD	2,831,097	1,408,206
Dundee Precious Metals, Inc.	CAD	962,850	3,037,770
Equinox Gold Corp. (1)(7)	CAD	1,054,410	7,042,889
GoldQuest Mining Corp. (1)	CAD	2,849,300	202,466
Lion One Metals Ltd. (1)(6)(7)	CAD	2,456,228	2,059,510
Minera Alamos, Inc. (1)(7)	CAD	18,954,538	3,165,151
Mundoro Capital, Inc. (1)(6)(7)	CAD	1,851,852	151,327
Orezone Gold Corp. (1)	CAD	3,343,071	1,033,352
Roxgold, Inc. (1)	CAD	3,830,789	2,232,109
Superior Gold, Inc. (1)	CAD	3,215,639	1,016,812
			21,349,592
Mining Services - 5.6%
Geodrill Ltd. (1)(3)(6)	CAD	3,956,698	3,711,249

Steel - 1.6%
Universal Stainless & Alloy Products, Inc. (1)		136,402	1,051,659
Total Metals & Mining			28,379,279

Paper & Forest Products - 7.9%
Conifex Timber, Inc. (1)	CAD	1,449,913	484,232
Interfor Corp. (1)	CAD	56,830	252,793
Mercer International, Inc.		437,292	3,165,994
Resolute Forest Products, Inc. (1)		1,039,801	1,310,149
Total Paper & Forest Products			5,213,168
Total Materials			33,592,447
Total Common Stocks (Cost $97,081,769)			52,513,397

Contingent Value Right - 0.3%
Energy - 0.3%
Energy Equipment & Services - 0.3%
Aveda Transportation & Energy Services Inc. (1)(5)(6)	CAD	1,798,280	230,008
Total Contingent Value Right (Cost $0)			230,008

Warrants - 0.3%
Metals & Mining - 0.3%
Materials - 0.3%
Gold, Silver & Precious Metals & Minerals - 0.3%
Equinox Gold Corp. Warrant, Exercise Price: C$11.18, 05/24/2020 (Aquired 03/13/2020; Cost $0) (1)(2)(5)(6)(7)	CAD	296,816	134,688
Lion One Metals Ltd. Warrant, Exercise Price: $1.20, 05/19/2021 (Aquired 11/18/2019; Cost $0) (1)(5)(6)(7)	CAD	500,000	40,610
Mundoro Capital, Inc. Warrant, Exercise Price: $0.20, 01/08/2022 (Aquired 12/17/2019; Cost $0) (1)(5)(6)(7)	CAD	925,926	31,516
Total Warrants (Cost $0)			206,814

Short-Term Investment - 7.6%		Principal Amount
U.S. Treasury Bill - 7.6%
United States Treasury Bill - Maturity Date: 04/30/2020; Effective Yield 0.86% (1)(4)		5,000,000	4,996,401
Total U.S. Treasury Bill			4,996,401
Total Short-Term Investments (Cost $4,996,401)			4,996,401

Total Investments - 87.6% (Cost $102,078,170)			57,946,620
Other Assets in Excess of Liabilities - 12.4%			8,229,585
Net Assets - 100.0%			$66,176,205
Percentages are stated as a percent of net assets.

(1)	Non-income producing security.
(2)	Foreign security denominated in U.S. Dollars.
(3)	Affiliated Company - The fund is owner of more than 5% of the outstanding voting securities. See affiliated table below for additional information.
(4)	Level 2 Securities.
(5)
Level 3 Security which was fair valued in accordance with the policies and procedures approved by the Board of Trustees. As of March 31, 2020, the value of these securities was $712,671 which represents 1.1% of total net assets.

(6)	Illiquid Security. As of March 31, 2020, the value of these securities was $6,358,908, which represents 9.6% of total net assets.
(7)	144A Security.

*
Per the Fund's Statement of Additional Information, the Fund may not invest more than 25% of its assets in any one industry. As of March 31, 2020, the Gold, Silver, and Precious Metals & Minerals industry was over the 25% industry limitation but was due to market appreciation.

CAD - Canadian Dollar
EUR - Euro

For purposes of this report, the securities in the portfolio have been organized by their respective GICS code. The fund does not rely exclusively on GICS Industry classifications for purposes of its industry concentration policy. For example, within the Metals & Mining sector, the Fund utilizes the GICS Sub-Industry classifications, or aggregates thereof as shown above, for purposes of determining compliance with its industry concentration policy. In addition, in cases where a holding has been judged to be misclassified by GICS, or has not been classified by GICS, the Fund uses a Fund-determined GICS framework classification.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

Aegis Value Fund
Portfolio Characteristics
March 31, 2020 (Unaudited)

Industry Breakdown
	% of the Fund’s Net Assets
Common Stocks			79.4%
Communication Services		7.2%
Diversified Telecommunication Services	7.2%
Consumer Discretionary		0.6%
Hotels, Restaurants & Leisure	0.2%
Textiles, Apparel & Luxury Goods	0.4%
Energy		15.5%
Energy Equipment & Services	12.1%
Oil, Gas & Consumable Fuels	3.4%
Financials		4.8%
Banks	1.4%
Insurance	3.4%
Industrials		0.5%
Trading Companies & Distributors	0.5%
Materials		50.8%
Metals & Mining
Diversified Metals & Mining	3.4%
Gold, Silver & Precious Metals & Minerals	32.3%
Mining Services	5.6%
Steel	1.6%
Paper & Forest Products	7.9%
Contingent Value Right			0.3%
Energy		0.3%
Energy Equipment & Services	0.3%
Warrants			0.3%
Materials		0.3%
Gold, Silver & Precious Metals & Minerals	0.3%
Short-Term Investments			7.6%
United States Treasury Bills		7.6%
Other Assets in Excess of Liabilities			12.4%
Total Net Assets			100.0%

Aegis Value Fund
Investments in Affiliated Companies*

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate value of all securities of affiliated companies held in the Aegis Value Fund as of March 31, 2020 amounted to $19,751,010, representing 29.8% of net assets. A summary of affiliated transactions for the period ended March 31, 2020 is as follows:

	Share Balance December 31, 2019	Additions	Deductions	Share Balance March 31, 2020
Akita Drilling Ltd. - Class A	2,626,789	690,365	-	3,317,154
Alaska Communications Systems Group, Inc.	2,833,165	-	(105,524)	2,727,641
Amerigo Resources Ltd.	12,925,845	952,294	-	13,878,139
Conifer Holdings, Inc.	743,041	-	(2,970)	740,071
Deep Down, Inc.	766,584	-	-	766,584
Geodrill Ltd.	3,956,698	-	-	3,956,698
Strad, Inc.	4,951,551	-	(520,303)	4,431,248

	Value December 31, 2019	Acquisitions	Dispositions
Akita Drilling Ltd. - Class A	$2,407,207	566,373	-
Alaska Communications Systems Group, Inc.	5,014,702	-	(185,842)
Amerigo Resources Ltd.	5,872,896	352,334	-
Conifer Holdings, Inc.	2,972,164	-	(9,437)
Deep Down, Inc.	513,611	-	-
Geodrill Ltd.	4,448,638	-	-
Strad, Inc.	6,863,649		(868,432)
Total	$28,092,867	$918,707	$(1,063,711)

	Realized Gain (Loss)	Change in Unrealized Depreciation	Value March 31, 2020	Dividend Income
Akita Drilling Ltd. - Class A	-	$(1,912,883)	$1,060,697	$-
Alaska Communications Systems Group, Inc.	(32,492)	(50,273)	4,746,095	-
Amerigo Resources Ltd.	-	(4,696,692)	1,528,538	-
Conifer Holdings, Inc.	(9,604)	(732,910)	2,220,213	-
Deep Down, Inc.	-	(137,985)	375,626	-
Geodrill Ltd.	-	(737,389)	3,711,249	-
Strad, Inc.	205,520	(92,145)	6,108,592
Total	$163,424	$(8,360,277)	$19,751,010	$-

*As a result of the Aegis Value Fund’s beneficial ownership of common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the “affiliated persons” are affiliates of the Distributor, Advisor, Funds or any other client of the Advisor.

Investment Valuation
Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market) are stated at the last reported sales price or a market’s official close price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last close price, or the average of bid and ask price for NASDAQ National Market securities. Short-term (less than 60 days maturity) notes are stated at amortized cost, which is equivalent to value. Restricted securities, securities for which market quotations are not readily available, and securities with market quotations that Aegis Financial Corporation (the “Advisor”) does not believe are reflective of market value are valued at fair value as determined by the Advisor under the supervision of the Board of Trustees.

The valuation assigned to fair valued securities for purposes of calculating the Fund’s net asset value (“NAV”) may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. Where a security is traded in more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Advisor to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing currency exchange rates.

Summary of Fair Value Exposure at March 31, 2020
In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity  (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), quoted prices for identical or similar assets in markets that are not active, and inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

Common stocks, preferred stocks and warrants. Securities traded or dealt in one or more domestic securities exchanges, excluding the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), and not subject to restrictions against resale shall be valued on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities at the last quoted sales price or in the absence of a sale, at the mean of the last bid and asked prices. Securities traded or dealt in upon the NASDAQ and not subject to restrictions against resale shall be valued in accordance with the NASDAQ Official Closing Price. Securities traded on the NASDAQ Stock Market for which there were no transactions on a particular day are valued at the mean of the last bid and asked prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Stocks traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2020:

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$4,746,095	$-	$-	$4,746,095
Consumer Discretionary	378,931	-	-	378,931
Energy	9,976,334	-	275,849	10,252,183
Financials	2,220,213	962,207	-	3,182,420
Industrials	361,321	-	-	361,321
Materials	33,592,447	-	-	33,592,447
Contingent Value Right
Energy	-	-	230,008	230,008
Warrants
Materials	-	-	206,814	206,814
Short-Term Investment
U.S. Treasury Bill	-	4,996,401	-	4,996,401
Total	$51,275,341	$5,958,608	$712,671	$57,946,620

The following is a summary of quantitative information about significant unobservable valuation inputs for the Fund approved by the Valuation Committee for Level 3 Fair Value Measurements for investments held as of March 31, 2020:

Investments	Fair Value as of 3/31/2020	Valuation Technique	Unobservable Inputs	Weighted Average	Range
Aveda Transportation & Energy Services Inc.*	$ 230,008	Merger Contingent Consideration	Merger Agreement and Stale Last Trade Price	N/A	$ 0.1279
Equinox Gold Corp. Warrant, Exercise Price: C$11.18, 05/24/2020	134,688	Black Scholes Option Pricing Model	Pricing Model	N/A	0.4538
Lion One Metals Ltd. Warrant, Exercise Price: $1.20, 05/19/2021	40,610	Black Scholes Option Pricing Model	Pricing Model	N/A	0.0812
Mundoro Capital, Inc. Warrant, Exercise Price: $0.20, 01/08/2022	31,516	Black Scholes Option Pricing Model	Pricing Model	N/A	0.0340
Wolverine Energy & Infrastructure, Inc.	275,849	Fair Valuation by Advisor	Last Stale Trade Price	N/A	0.2842

*Aveda Transportation & Energy Services Inc. is a contingent value right and is valued at 40% of full payout, which contemplates a 50% payout less auditing costs. The stock position is not held by the Fund.

The following is a reconciliation of the Fund's Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended March 31, 2020:
Fair Value Measurement Using Significant Unobservable Inputs (Level 3)	Investments in Securities
Beginning Balance as of December 31, 2019	$705,384
Change in unrealized depreciation	(268,562)
Transfer into Level 3 during the period	275,849
Ending Balance as of March 31, 2020	$712,671

Change in unrealized appreciation/(depreciation) still held as of March 31, 2020.	$(55,800)